Exhibit 10.23

Fourth Amendment to

Executive Employment Agreement

FOURTH AMENDMENT, dated as of May 8, 2018 and effective as of May 8, 2018 (this “Amendment”), to the Executive Employment Agreement dated as of January 1, 2014, and amended on May 13, 2015, February 11, 2017 and March 2, 2017 (as amended, the “Agreement”) by and between Mafco Worldwide LLC, a Delaware limited liability company (the “Company”), and Lucas Bailey (the “Executive”).

WHEREAS, the parties desire to amend the Agreement;

NOW THEREFORE, the parties agree as follows:

1.	Amendment to Section 1.1. Section 1.1 of the Agreement entitled “Employment, Duties and Acceptance” is hereby amended to add the words “President and” before the words “Chief Operating Officer”.

2.	No Other Change. Except as set forth herein, there are no other changes to the Agreement, which, as amended hereby, remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to the Agreement to be executed and delivered as of the date written first above.

MAFCO WORLDWIDE LLC

By:	/s/ Thomas M. Molchan
Thomas M. Molchan
Sr. VP & General Counsel

By:	/s/ Lucas Bailey
Lucas Bailey